This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

                                                                   EXHIBIT 10.65


                         CAPITAL CONTRIBUTION AGREEMENT

     CAPITAL CONTRIBUTION AGREEMENT, dated as of September 18, 1998, made by each of Omnipoint Corporation, a Delaware corporation ("Omnipoint"), and D&E
                                                        ---------
Communications, Inc., a Pennsylvania corporation ("D&E"), in favor of
                                                   ---
D&E/Omnipoint Wireless Joint Venture, L.P., a Delaware limited partnership (the "Borrower"), and in favor of the Lenders (the "Lenders") from time to time
 --------                                      -------
parties to the Loan Agreement (as defined below) and Northern Telecom Inc., as administrative agent (together with its successors as such administrative agent, the "Administrative Agent") for the Lenders.
     --------------------

     PRELIMINARY STATEMENTS:

     (1) The Lenders and the Administrative Agent have entered into a Loan Agreement dated as of September 18, 1998 with the Borrower (as amended or otherwise modified from time to time, the "Loan Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined). Each of Omnipoint and D&E will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

     (2) It is a condition precedent to the making of Advances by the Lenders under the Loan Agreement that each of Omnipoint and D&E shall have executed and delivered this Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances under the Loan Agreement, each of Omnipoint and D&E agrees as follows:

     SECTION 1.  Obligation to Contribute Funds.  Omnipoint and D&E shall
                 ------------------------------
jointly and severally pay, or shall cause one of their Subsidiaries (other than the Borrower or any of its Subsidiaries) (such other Subsidiaries, being "Other
                                                                          -----
Subsidiaries") to pay, to the Borrower (except as otherwise provided herein)
------------
immediately upon written request by

          (a)  the Borrower, or

          (b) if an Event of Default shall have occurred and be continuing, the Administrative Agent,

cash in U.S. dollars in the amount specified in such request; provided that the aggregate amount of cash required to paid to the Borrower by Omnipoint, D&E or any Other Subsidiary pursuant to any such request as of any date of determination shall not exceed the greater of zero and the following amount (the "Maximum Amount"):
 --------------

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

               (1) the sum of (I) $50,000,000, plus (II) the aggregate amount of all dividends and other distributions by the Borrower in respect of its Stock and payments of interest and principal owing by the Borrower and its Subsidiaries to Omnipoint, D&E and their Other Subsidiaries (other than the Borrower and its Subsidiaries) on or before such date, plus (III) the aggregate amount of all cash payments made to D&E or Omnipoint pursuant to Section 4(c) of the Master Services Agreements, minus

               (2)   the greater of

                    (I)  zero, and

                    (II) the aggregate amount of all cash equity contributions to the Borrower and Subordinated Debt excluding, however, cumulative amounts advanced to Borrower to meet financial covenants pursuant to Section 6.14(A)(a), (b), (c) and (d), of
                                     ------------------------------------
               the Loan Agreement.

Omnipoint or any other Subsidiary shall make payment of funds hereunder through additional capital or other contributions in respect of the owners' equity of the Borrower; provided that

          (x) to the extent such purchases or contributions are prohibited under agreements binding on Omnipoint or D&E or both on the date hereof (the "Conflicting Agreements"), such of Omnipoint, D&E or both which are party
     -----------------------
     to such Conflicting Agreements shall make payment hereunder through the lending of funds to the Borrower by way of Subordinated Debt;

          (y) if any such payment made as such a loan may at a later time be made as an equity contribution to the Borrower without violating such Conflicting Agreements, such loan shall be converted to an equity contribution to the Borrower; and

          (z) each of Omnipoint and D&E shall use its best efforts to take such action as will permit any such loan to be converted to such an equity contribution.

     SECTION 2.  Taxes. Etc.  (a)  Omnipoint and D&E, jointly and severally,
                 ----------
will pay any present or future stamp or other taxes, charges or similar levies (collectively, "Taxes"), including any interest and penalties, which arise from
                -----
any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement.

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

          (b) Omnipoint and D&E, jointly and severally, will indemnify the Administrative Agent and each Lender for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Administrative Agent or such Lender (as the case may be) makes written demand therefor.

     SECTION 3.  Obligation Absolute.  Each of Omnipoint and D&E will perform
                 -------------------
its obligations under this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of the Notes, the Loan Agreement, the other Loan Documents or any other document related thereto or the rights of the Administrative Agent or the Lenders with respect thereto. The obligations of each of Omnipoint and D&E under this Agreement are independent of the Loan Agreement, the Notes and the other Loan Documents, and a separate action or actions may be brought and prosecuted against either of Omnipoint or D&E or both to enforce this Agreement, irrespective of whether any action is brought against the other of Omnipoint or D&E or the Borrower or whether Omnipoint or D&E or the Borrower is joined in any such action or actions. The obligations of each of Omnipoint and D&E under this Agreement are joint and several and shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of the Loan Agreement, the Notes, any other Loan Document or any other agreement or instrument relating thereto or any collateral therefor;

          (ii) any change in the time, manner or place of payment of, or in any other term of, the Notes, the Loan Agreement, any other Loan Document, or any other amendment or waiver of or any consent to departure from the Loan Agreement, the Notes or any other Loan Document, including, without limitation, any increase in the Notes or the obligations of the Borrower under the Loan Agreement resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

          (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, the Notes, the Loan Agreement or any other Loan Document;

          (iv) any manner of application of collateral, or proceeds thereof, to all or any of the obligations evidenced by the Loan Agreement, the Notes or any other Loan Document, or any manner of sale or other disposition of any collateral for all or any of the obligations evidenced by the Loan Agreement, the Notes or any other Loan Document or any other assets of the Borrower or any of its Subsidiaries;

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

          (v) any charge, restructuring or termination of the corporate or partnership structure or existence of the Borrower or any of its Subsidiaries; or

          (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a surety.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Notes is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     SECTION 4.  Waiver.  Each of Omnipoint and D&E waives promptness,
                 ------
diligence, notice of acceptance and any other notice with respect to the Loan Agreement, the Notes, the other Loan Documents and this Agreement and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

     SECTION 5.  Separate Undertaking.  Without limiting the generality of any
                 --------------------
of the foregoing provisions of this Agreement, each of Omnipoint and D&E irrevocably waives, to the full extent permitted by applicable law and for the benefit of, and as a separate undertaking with, the Lenders and the Administrative Agent, any defense to the performance of this Agreement which may be available to either of Omnipoint or D&E or both as a consequence of this Agreement being rejected or otherwise not assumed by the Borrower or any trustee or other similar official for the Borrower or for any substantial part of the property of the Borrower, or as a consequence of this Agreement being otherwise terminated or modified, in any proceeding seeking to adjudicate the Borrower a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Borrower or the debts of the Borrower under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, whether such rejection, non-assumption, termination or modification be by reason of this Agreement being held to be an executory contract or by reason of any other circumstance. If this Agreement shall be so rejected or otherwise not assumed, or so terminated or modified, each of Omnipoint and D&E promises for the benefit of, and as a separate undertaking with, the Lenders and the Administrative Agent, unconditionally, jointly and severally, to pay to the Administrative Agent an amount equal to each payment which would otherwise be payable by Omnipoint or D&E under or in connection with this Agreement if this Agreement were not so rejected or otherwise not assumed or were otherwise not so terminated or modified, such amount to be payable to the Administrative Agent, at its account specified in the Loan Agreement for the payment of amounts owing by the Borrower thereunder (or otherwise in accordance with the instructions of the Administrative Agent), as and when such payment would otherwise be payable hereunder and such amount to be applied as such payment would

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

otherwise be applied under Section 2.07 of the Loan Agreement.
                           ------------

     SECTION 6.  Representations and Warranties of Omnipoint.  Omnipoint
                 -------------------------------------------
represents and warrants as follows:

          (a) Omnipoint is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by Omnipoint of this Agreement, and the consummation of the transactions contemplated hereby, are within Omnipoint's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) Omnipoint's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting Omnipoint.

          (c) No authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by Omnipoint of this Agreement.

          (d) This Agreement has been duly executed and delivered by Omnipoint. This Agreement is the legal, valid and binding obligation of Omnipoint enforceable against Omnipoint in accordance with its terms.

          (e) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

          (f) Omnipoint has, independently and without reliance upon the Administrative Agent or any Lender and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     SECTION 7.  Representations and Warranties of D&E.  D&E represents and
                 -------------------------------------
warrants as follows:

          (a) D&E is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

          (b) The execution, delivery and performance by D&E of this Agreement, and the consummation of the transactions contemplated hereby, are within D&E's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) D&E's charter or by-laws or
     (ii) any law or any contractual restriction binding on or affecting D&E.

          (c) No authorization or approval or other action by, and no notice to or

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

     filing with any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by D&E of this Agreement.

          (d) This Agreement has been duly executed and delivered by D&E. This Agreement is the legal, valid and binding obligation of D&E enforceable against D&E in accordance with its terms.

          (e) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

          (f) D&E has, independently and without reliance upon the Administrative Agent or any Lender and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     SECTION 8.  Other Agreements.  Each of Omnipoint and D&E will make its
                 ----------------
senior officers available for discussions with potential purchasers of assignments of or participations in loans made by or commitments of Northern Telecom Inc. under the Loan Agreement and any loan agreement with Northern Telecom Inc. regarding vendor-financing loans and commitments primarily in respect of the Network (as defined in the Loan Agreement), and otherwise cooperate in the syndication of such loans and commitments at such times and with such frequency as the Administrative Agent may reasonably request, provided
                                                                        --------
that the Administrative Agent shall use its best efforts to prevent unreasonable
----
interference with or disruption of Omnipoint's and D&E's business on account of the foregoing.

     SECTION 9.  Amendments, Etc.  No amendment or waiver of any provision of
                 ---------------
this Agreement, and no consent to any departure by Omnipoint or D&E or both herefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower, the Administrative Agent and the Required Lenders (provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, (a) limit the liability of Omnipoint or D&E or both hereunder, or (b) change the number of Lenders required to take any action hereunder), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 10.  Expenses.  Each of Omnipoint and D&E will, jointly and
                  --------
severally, upon demand pay to the Borrower and the Administrative Agent, respectively, the amount of any and all expenses, including the fees and expenses of their respective counsel and of any experts and agents, which the Borrower and the Administrative Agent or the Lenders, as the case may be, may incur in connection with (a) the exercise or enforcement of any of their respective rights hereunder or (b) the failure by Omnipoint or D&E or both to perform or observe any of the provisions hereof.

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

     SECTION 11.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied, or delivered if to Omnipoint, at its address at 3 Bethesda Metro Center, Suite 400, Bethesda, Maryland 20814, Attention: Bradley Sparks (fax no. (301) 951-2580), if to D&E, at its address at ________________________, Attention: __________________ (fax no. ___________),
and if to the Borrower, the Administrative Agent or any Lender, at its address specified in the Loan Agreement, or, as to any party at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, be effective when deposited in the mails or, when telecopied, when transmitted by telecopy, respectively.

     SECTION 12.  No Waiver; Remedies.  No failure on the part of the Borrower,
                  -------------------
the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 13.  Continuing Agreement; Assignments under Loan Agreement. This
                  ------------------------------------------------------
Agreement is a continuing agreement and shall

          (a) remain in full force and effect until the later of

               (i) the payment in full of the Notes and all other amounts payable under the Loan Agreement, the other Loan Documents or this Agreement, and

               (ii)  the expiration or termination of the Commitments;

          (b) be binding upon Omnipoint, D&E, and their respective successors and assigns; and

          (c) inure to the benefit of and be enforceable by the Borrower, the Lenders, the Administrative Agent and their respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement and this Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by
it) to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of Article XI
                                                                   ----------
(concerning the Administrative Agent) of the Loan Agreement.

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

     SECTION 14.  Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 15.  Governing Law.  This Agreement shall be governed by, and
                  -------------
construed in accordance with, the laws of the State of New York.

     SECTION 16.  Consent to Jurisdiction.  Each of Omnipoint and D&E
                  -----------------------
irrevocably

          (a) submits to the jurisdiction of any New York state or federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement;

          (b) agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state court or in such federal court;

          (c) waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding;

          (d) consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Borrower at its address specified in Section 9; and
                              ---------

          (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Nothing in this Section 16 shall affect the right of the Administrative Agent,
                ----------
any Lender or the Borrower to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against Omnipoint or its property in the courts of other jurisdictions.

     SECTION 17.  Waiver of Jury Trial.  Each of Omnipoint, D&E and, by their
                  --------------------
acceptance hereof, the Borrower and the Administrative Agent (on behalf of itself and the Lenders), irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Administrative Agent, any Lender or the Borrower in the negotiation, administration, performance or enforcement thereof.

This amendment is the correct Quarterly Report for the Company's fiscal quarter ended September 30, 1998 and it replaces an earlier draft which the Company's filing agent filed with the Securities and Exchange Commission by mistake.

     IN WITNESS WHEREOF, each of Omnipoint and D&E has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              OMNIPOINT CORPORATION


                              By:   /s/ Bradley E. Sparks
                                    ----------------------------
                                    Name:  Bradley E. Sparks
                                    Title: Vice President

                              D&E COMMUNICATIONS, INC.


                              By:   /s/ Donald R. Kaufmann
                                    ----------------------------
                                    Name:  Donald R. Kaufmann
                                    Title: Vice President
The foregoing Agreement is
accepted and agreed to as of the
date first-above written:

D&E/OMNIPOINT WIRELESS JOINT
VENTURE, L.P.


By:  /s/ Robert L. Quaranta
     -------------------------------
     Name:  Robert L. Quaranta
     Title: Chief Executive Officer



NORTHERN TELECOM INC., as Administrative Agent for itself and on behalf of the Lenders


By:  /s/ Michael W. McCorkle
     -------------------------------
     Name:  Michael W. McCorkle
     Title: Director, Customer Finance - North America